UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

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[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]	Definitive Information Statement

H-CYTE, INC.

(Name of Registrant As Specified In Its Charter)

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H-CYTE, Inc.

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT

OF THE MAJORITY STOCKHOLDERS IN LIEU OF A MEETING

To the Stockholders of H-CYTE, Inc. (the “Company” or “H-CYTE”):

We are writing to inform you that on June 3 and June 5, 2020 (collectively referred to as the “Action Date”), the stockholder(s) holding a majority of our voting capital stock (the “Majority Stockholders”) have executed a written consent in lieu of a stockholders meeting, which we refer to herein as the “Written Consent”, to approve the Second Amended and Restated Articles of Incorporation to, among other things, increase the number of shares of authorized capital stock, eliminate certain classes of preferred stock and designate and describe the rights and preferences of the new class of capital stock designated as “Series A Preferred Stock”.

The above item, or “Proposal,” is more fully described in the accompanying Information Statement. The Written Consent was taken pursuant to Section 78.320 of the Nevada Revised Statutes and our amended and restated bylaws, each of which permits that any action which may be taken at a meeting of the stockholders may also be taken by the written consent of the holders of the numbers of voting capital stock required to approve the action at a meeting. The accompanying Information Statement is being furnished to all of our stockholders in accordance with Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated by the U.S. Securities and Exchange Commission (“SEC”) thereunder, solely for the purpose of informing our stockholders of the action taken by the Written Consent before it becomes effective. The action taken under the Written Consent cannot become effective sooner than 20 calendar days after the Information Statement is first sent or given to the Company’s stockholders. Because the accompanying Information Statement is first being mailed to stockholders on or about [  ], 2020, the action described herein will not become effective prior to [  ], 2020.

This is not a notice of a special meeting of stockholders and no stockholder meeting will be held to consider any matters or proposal described herein. THE ACCOMPANYING INFORMATION STATEMENT IS BEING MAILED TO STOCKHOLDERS ON OR ABOUT [  ], 2020.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors

/s/
William E. Horne, Chief Executive Officer

[  ], 2020

H-CYTE, INC.

201 East Kennedy Blvd, Suite 700

Tampa, Florida 33602

INFORMATION STATEMENT

GENERAL INFORMATION

In this Information Statement, we refer to H-CYTE Corp., a Nevada corporation, as the “Company,” “we,” “us,” or “our.”

The Information Statement is furnished in connection with an action by written consent (the “Written Consent”) of the holders of a majority of the Company’s issued and outstanding voting capital stock (the “Majority Stockholders”). The action taken by the Written Consent will not become effective until at least 20 business days after the Information Statement is sent or given to our stockholders in accordance with the requirements of the rules of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The close of business on [  ], 2020 is the record date (the “Record Date”) for the determination of stockholders entitled to notice of the action by the Written Consent.

Our Board of Directors unanimously approved the Second Amended and Restated Articles of Incorporation on June 3, 2020. On June 3, 2020 and June 5, 2020 (collectively referred to as, the “Action Date”), the stockholders holding a majority of our voting capital stock executed a written consent in lieu of a stockholders meeting, which we refer to herein as the “Written Consent.” Pursuant to the Written Consent, the Majority Stockholders approved our Second Amended and Restated Articles of Incorporation to, among other things, increase the number of authorized capital stock, eliminate certain classes of preferred stock and designate and describe the rights and preferences of the new class of capital stock designated as “Series A Preferred Stock.”

This Information Statement contains a brief summary of the material aspects of the Proposal approved by the Board and the Majority Stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ABOUT THE INFORMATION STATEMENT

What is the Purpose of the Information Statement?

This Information Statement is being furnished to you pursuant to Section 14 of the Exchange Act to notify our stockholders of a corporate action taken by the Majority Stockholders pursuant to the Written Consent.

Who is Entitled to Notice?

Each outstanding share of the Company’s voting securities on the close of business on the Record Date is entitled to notice of the action taken pursuant to the Written Consent.

Which Shares were Entitled to Vote on the Proposal?

The securities entitled to vote on the Proposal consist of the issued and outstanding common stock, par value $0.001 per share (“Common Stock”), and preferred stock, par value $0.001 per share, of the Company. As of the Record Date, the Company’s voting securities consisted of 99,878,079 shares of Common Stock, 6,100 shares of series B preferred stock (“Series B Preferred Stock”), and 149,448 shares of series D preferred stock (“Series D Preferred Stock”). Each share of Common Stock is entitled to one vote per share on matters submitted to the Company’s stockholders (the “Stockholders”). Holders of shares of Series B Preferred Stock vote together with the holders of Common Stock on all matters and do not vote as a separate class. Each share of Series B Preferred Stock is entitled to the number of votes that equals the number of shares of Common Stock into which such share of Series B preferred stock is then convertible. The holders of shares of Series B Preferred Stock are collectively entitled to 1,694,444 votes. The holders of Series D Preferred Stock vote together with the holders of Common Stock on an as-converted basis. Each share of Series D Preferred Stock is entitled to the number of votes that equals the number of shares of Common Stock into which such share of Series D Preferred Stock is then convertible. The holders of shares of Series D Preferred Stock are collectively entitled to 14,944,800 votes.

What Vote was Required to Approve the Proposal?

The affirmative vote of a majority of the voting securities outstanding on the Action Date was required for approval of the Proposal. As of the Action Date, the Company’s voting securities consisted of 99,878,079 shares of Common Stock, 6,100 shares of Series B Preferred Stock and 149,448 shares of Series D Preferred Stock. The Majority Stockholders collectively held 50,925,276 shares of Common Stock and 146,997.57 shares of Series D Preferred Stock as of the close of business on the Action Date, which entitled the Majority Stockholders to an aggregate of 65,622,846 voting shares representing approximately 56% of the outstanding voting power, and through their Written Consent voted in favor of the Proposal. Therefore, no other stockholder consents will be obtained in connection with the action described in this Information Statement.

PROPOSAL 1

APPROVE THE SECOND AMENDED AND RESTATED

ARTICLES OF INCORPORATION OF THE COMPANY

The Company believes that it is in the best interest of the stockholders of the Company to approve the Second Amended and Restated Articles of Incorporation to 1) provide the Company with the authority to issue 1,600,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”) and 1,000,000,000 shares of preferred stock, $0.001 par value per share (the “Preferred Stock”); 2) describe the rights and preferences of the Series A Preferred Stock; and 3) eliminate all other classes of preferred stock provided for in the Company’s Amended and Restated Articles of Incorporation.

Purpose and Effect of the Second Amended and Restated Articles of Incorporation

The Second Amended and Restated Articles of Incorporation do not adversely amend or change the rights of holders of Common Stock other than through the establishment of one or more series of Preferred Stock senior in priority to the Common Stock, although they do allow for the issuance of additional shares of capital stock to be authorized. They do not provide preemptive rights to the holders of Common Stock.

The Majority Stockholders approved the Second Amended and Restated Articles of Incorporation to, among other things, increase the number of authorized shares of Common Stock and Preferred Stock and create a new series of preferred stock, Series A Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), in preparation for the Company’s anticipated rights offering (the “Rights Offering”) pursuant to a registration statement on Form S-1 to be filed with the Securities and Exchange Commission (the “SEC”). Through the Rights Offering, the Company intends to distribute to record holders of the Common Stock on a specific date, at no charge, subscription rights to purchase shares of Series A Preferred Stock, the designation of which is described in the Second Amended and Restated Articles of Incorporation. The Company aims to raise up to $10,000,000 of gross proceeds by the sales of Series A Preferred Stock in the Rights Offering (including a backstop component), which amount includes the conversion of outstanding convertible notes previously issued by the Company into shares of Series A Preferred Stock concurrently with the closing of the Rights Offering. We refer to this amount as the “Maximum Offering Amount.” The net proceeds from the Rights Offering are expected to be used for working capital purposes and general corporate purposes, including development and enhancement of the Company’s products, expansion of its operations, new product development and capital expenditures. Pursuant to the registration statement for the Rights Offering, the subscription rights may not be sold, transferred or assigned and nor will they be listed or traded on any stock exchange or over-the-counter market.

The Company believes that the Second Amended and Restated Articles of Incorporation will provide the Company with a sufficient number of authorized shares of Series A Preferred Stock to issue to the holders of subscription rights on the assumption that the Maximum Offering Amount is attained. Furthermore, the Company believes that the newly increased amount of authorized Common Stock of 1,600,000,000 shares in the Second Amended and Restated Articles of Incorporation will provide the Company sufficient shares of Common Stock for the conversion of Series A Preferred Stock issued and sold in the Rights Offering.

Risks Associated with the Approval of the Second Amended and Restated Articles of Incorporation

There is no assurance that the Rights Offering will be consummated as described above, in a timely manner as intended by the Company, or at all. In addition, there is no assurance that the Company will attain the Maximum Offering Amount in the Rights Offering; in fact, the Company does not currently expect that it will do so.

Any issuance of additional shares of securities may dilute the existing securities holders’ ownership in the Company. In that context, it should be noted that the Company anticipates that certain outstanding convertible notes previously issued by the Company to various investors, including an affiliate of one of the Majority Stockholders, will be converted into shares of Series A Preferred Stock concurrently with the closing of the Rights Offering, which in turn are convertible into shares of Common Stock, all on terms that may ultimately be dilutive to existing holders of Common Stock. Please review the Company’s Form 10-K as filed with the SEC on April 22, 2020 for additional information regarding the Company’s issuance of such convertible notes as part of its “April Offering.”

Summary of Terms of New Series A Preferred Stock

Furthermore, the Second Amended and Restated Articles of Incorporation authorize the Company to issue 800,000,000 shares of Series A Preferred Stock with the rights, preferences, powers, privileges and restrictions, qualifications and limitations as summarized below.

1. Dividends.

From and after the date of the issuance of any shares of Series A Preferred Stock, dividends at the rate of eight percent (8%) per annum of Base Amount (as defined below) shall accrue on such shares of Series A Preferred Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series A Preferred Stock) (the “Series A Accruing Dividends”). “Base Amount” means, with respect to each share of Series A Preferred Stock at any time, the Series A Original Issue Price for such share plus all previously compounded Series A Accruing Dividends with respect to such share at such time. The Company shall not declare, pay or set aside any dividends on shares of any other class or series of capital stock of the Company (other than dividends on shares of Common Stock payable in shares of Common Stock) unless the holders of the Series A Preferred Stock then outstanding shall first receive, or simultaneously receive, a dividend on each outstanding share of Series A Preferred Stock in an amount at least equal to the sum of (i) the amount of the aggregate Series A Accruing Dividends then accrued on such share of Series A Preferred Stock and not previously paid and (ii) (A) in the case of a dividend on Common Stock or any class or series that is convertible into Common Stock, that dividend per share of Series A Preferred Stock as would equal the product of (1) the dividend payable on each share of such class or series determined, if applicable, as if all shares of such class or series had been converted into Common Stock and (2) the number of shares of Common Stock issuable upon conversion of a share of Series A Preferred Stock, in each case calculated on the record date for determination of holders entitled to receive such dividend or (B) in the case of a dividend on any class or series that is not convertible into Common Stock, at a rate per share of Series A Preferred Stock determined by (1) dividing the amount of the dividend payable on each share of such class or series of capital stock by the original issuance price of such class or series of capital stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to such class or series) and (2) multiplying such fraction by an amount equal to the Series A Original Issue Price (as defined in the Second Amended and Restated Articles of Incorporation); provided that, if the Company declares, pays or sets aside, on the same date, a dividend on shares of more than one class or series of capital stock of the Company, the dividend payable to the holders of Series A Preferred Stock pursuant to this Section shall be calculated based upon the dividend on the class or series of capital stock that would result in the highest Series A Preferred Stock dividend.

2. Liquidation, Dissolution or Winding Up; Certain Mergers, Consolidations and Asset Sales.

Preferential Payments to Holders of Series A Preferred Stock. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its stockholders and, in the event of a Deemed Liquidation Event (as defined in the Second Amended and Restated Articles of Incorporation), the holders of shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the consideration payable to stockholders in such Deemed Liquidation Event or out of the consideration received by the Company for such Deemed Liquidation Event (net of any retained liabilities associated with the assets sold or technology licensed, as determined in good faith by the Board of Directors of the Company), together with any other assets of the Company available for distribution to its stockholders, all to the extent permitted by Nevada law governing distributions to stockholders, as applicable, before any payment shall be made to the holders of Common Stock by reason of their ownership thereof, an amount per share equal to one (1) times the Series A Original Issue Price for such share of Series A Preferred Stock, plus any Series A Accruing Dividends accrued but unpaid thereon, whether or not declared. If upon any such liquidation, dissolution or winding up of the Company or Deemed Liquidation Event, the assets of the Company available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series A Preferred Stock the full amount to which they shall be entitled under subsection 2.1 of the Second Amended and Restated Articles of Incorporation, the holders of shares of Series A Preferred Stock shall share ratably in any distribution of the assets available for distribution in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, after the payment in full of all Series A Liquidation Amounts (as defined in the Second Amended and Restated Articles of Incorporation) required to be paid to the holders of shares of Series A Preferred Stock the remaining assets of the Company available for distribution to its stockholders or, in the case of a Deemed Liquidation Event, the consideration not payable to the holders of shares of Series A Preferred Stock shall be distributed among the holders of the shares of Series A Preferred Stock and Common Stock, pro rata based on the number of shares held by each such holder, treating for this purpose all shares of Series A Preferred Stock as if they had been converted to Common Stock pursuant to the terms of the Second Amended and Restated Articles of Incorporation immediately prior to such liquidation, dissolution or winding up of the Company.

3. Voting.

On any matter presented to the stockholders of the Company for their action or consideration at any meeting of stockholders of the Company (or by written consent of stockholders in lieu of meeting), each holder of outstanding shares of Series A Preferred Stock shall be entitled to cast the number of votes equal to the number of whole shares of Common Stock into which the shares of Series A Preferred Stock held by such holder are convertible as of the record date for determining stockholders entitled to vote on such matter. Except as provided by law or by the other provisions of the Second Amended and Restated Articles of Incorporation, holders of Series A Preferred Stock shall vote together with the holders of Common Stock as a single class and on an as-converted to Common Stock basis.

The holders of record of the shares of Series A Preferred Stock, exclusively and as a separate class, shall be entitled to elect up to two (2) directors of the Company (the “Series A Directors”). Any director elected as provided in the preceding sentence may be removed without cause by, and only by, the affirmative vote of the majority of the outstanding shares of Series A Preferred Stock (the “Requisite Holders”), given either at a special meeting of such holders of Series A Preferred Stock duly called for that purpose or pursuant to a written consent of the Requisite Holders. If the holders of shares of Series A Preferred Stock fail to elect a sufficient number of directors to fill all directorships for which they are entitled to elect directors, voting exclusively and as a separate class, then any directorship not so filled shall remain vacant until such time as the holders of the Series A Preferred Stock elect a person to fill such directorship by vote or written consent in lieu of a meeting; and no such directorship may be filled by stockholders of the Company other than by the stockholders of the Company that are entitled to elect a person to fill such directorship, voting exclusively and as a separate class.

4. Conversion.

The holders of the Series A Preferred Stock shall have conversion rights (the “Conversion Rights”) as follows:

Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and non-assessable shares of Common Stock as is determined by dividing the Series A Original Issue Price by the Series A Conversion Price (as defined below) in effect at the time of conversion. The “Series A Conversion Price” shall initially be equal to the Series A Original Issue Price. The Series A Conversion Price, and the rate at which shares of Series A Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided in the Second Amended and Restated Articles of Incorporation.

In the event of a notice of redemption of any shares of Series A Preferred Stock, the Conversion Rights of the shares designated for redemption shall terminate at the close of business on the last full day preceding the date fixed for redemption, unless the redemption price is not fully paid on such redemption date, in which case the Conversion Rights for such shares shall continue until such price is paid in full. In the event of a liquidation, dissolution or winding up of the Company or a Deemed Liquidation Event, the Conversion Rights shall terminate at the close of business on the last full day preceding the date fixed for the payment of any such amounts distributable on such event to the holders of Series A Preferred Stock.

Upon the vote or written consent of the Requisite Holders, all of the outstanding Series A Preferred Stock shall convert into shares of Common Stock of the Company in accordance with the Second Amended and Restated Articles of Incorporation.

5. Redemption.

Unless prohibited by Nevada law governing distributions to stockholders, each share of Series A Preferred Stock shall be redeemed by the Company at a price equal to at a price equal to the greater of (A) 100% of the Series A Original Issue Price per such share of Series A Preferred Stock, plus any Series A Accruing Dividends accrued but unpaid thereon, whether or not declared, together with any other dividends declared but unpaid thereon and (B) the fair market value of such share of Series A Preferred Stock (as determined in accordance with the Second Amended and Restated Articles of Incorporation) as of the date of the Company’s receipt of a request for redemption (the “Redemption Price”), in three (3) annual installments commencing not more than sixty (60) days after receipt by the Company at any time on or after the second (2nd) anniversary of the date on which the first share of Series A Preferred Stock was issued from the Requisite Holders of written notice requesting redemption of all shares of Series A Preferred Stock (the “Redemption Request”). Upon receipt of a Redemption Request, the Company shall apply all of its assets to any such redemption, and to no other corporate purpose, except to the extent prohibited by Nevada law governing distributions to stockholders.

A copy of the proposed Second Amended and Restated Articles of Incorporation is attached hereto as Exhibit A. The Second Amended and Restated Articles of Incorporation will become effective upon filing with the Nevada Secretary of State as required by the Nevada Revised Statutes. It is anticipated that this will occur not less than 20 days following the date this Information Statement is first sent to the stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 5, 2020, the number of and percent of the Company’s Common Stock and series of preferred stock beneficially owned by: (1) all directors and nominees, naming them; (2) our executive officers, naming them; (3) our directors and executive officers as a group, without naming them; and (4) persons or groups known by us to own beneficially 5% or more of each class of our voting securities.

Unless otherwise indicated, the address of all listed stockholders is c/o H-CYTE Inc., 201 East Kennedy Blvd, Suite 700, Tampa, Florida 33602. Unless otherwise indicated, each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable.

Amount and Nature of Beneficial Ownership

Beneficial Owner	Common Stock Shares Beneficially Owned (1)	Percent of Outstanding Common Stock Shares Beneficially Owned (2)	Series D Preferred Stock Shares Beneficially Owned(1)	Percentage of Total Voting Power of the outstanding voting securities(3)
William E. Horne, Chief Executive Officer and Chairman of the Board(4)	9,933,912	9.45%	-	7.54%
Michael Yurkowsky, Director(5)	1,022,009	1.02%	-	*
Raymond Monteleone, Director(6)	-	-	-	-
Jeremy Daniel, Chief Financial Officer(7)	-	-	-	-
Ann Miller, Chief Operating Officer	-	-	-	-
Directors and executive officers as a group (5 people)	10,955,921	10.43%	-	9.70%
RMS Shareholder, LLC (8)	50,925,276	50.99%	-	43.80%
FWHC Holdings, LLC (9)	29,399,514	22.74%	146,997.57	12.64%

*Less than 1%.

(1) We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of Common Stock issuable pursuant to the exercise of stock options or warrants, or the conversion of convertible promissory notes, that are either immediately exercisable or convertible, or that will become exercisable within 60 days after June 5, 2020. These shares are deemed to be outstanding and beneficially owned by the person holding those options, warrants or convertible promissory notes for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2) The percentage of shares beneficially owned is based on 99,878,079 shares of our Common Stock issued and outstanding, as well as the inclusion of any securities convertible into or exercisable to purchase Common Stock for such individual in the 60 days following June 5, 2020.

(3) The percentage of voting power is determined based on 99,878,079 shares of our Common Stock, 1,694,444 votes held by the Series B Preferred Stock holders and 14,944,800 votes held by the Series D Preferred Stock holders.

(4) Includes 4,725,634 shares of Common Stock that Mr. Horne owns directly with sole voting power, 4,368,278 shares of Common Stock that Mr. Horne owns directly with sole voting power pursuant to a debt conversion agreement effective as of April 17, 2020 but the shareholder registration process has not been completed and will be completed within 60 days of June 5, 2020 and warrants to purchase 840,000 shares of Common Stock exercisable within 60 days from June 5, 2020. Excludes 8,901,948 shares of Common Stock that Mr. William Horne indirectly owns through his ownership in RMS Shareholder, LLC (“RMS”). Mr. Horne beneficially owns 17.48% of the issued and outstanding membership interests of RMS, through his control of Horne Management LLC and Uyona Management, LLC, who are each members of RMS. RMS holds 50,925,276 shares of Common Stock of the Company. Mr. Horne is not a control person of RMS and does not have any voting or dispositive power over the shares of Common Stock owned by RMS. The shares will be distributed to the equity owners of RMS upon the occurrence of certain events. Mr. Horne disclaims beneficial ownership of the shares owned by RMS. Horne Management LLC holds 8,433,193 shares of Common Stock and Mr. Horne owns 96% of Horne Management LLC. Uyona Management, LLC holds 921,855 shares of Common Stock and Mr. Horne owns 90% of Uyona Management, LLC.

(5) Including 1,022,009 shares of Common Stock that Mr. Michael Yurkowsky owns directly with sole voting power but excluding 449,198 shares of Common Stock Mr. Yurkowsky indirectly owns via RMS. Mr. Michael Yurkowsky beneficially owns 0.88% of the issued and outstanding membership interest of RMS, which in turn holds 50,925,276 shares of Common Stock. Mr. Michael Yurkowsky is not a control person of RMS and does not have any voting or dispositive power over the shares of Common Stock of the Company owned by RMS. The shares will be distributed to the equity owners of RMS upon the occurrence of certain events. Mr. Yurkowsky disclaims beneficial ownership of the shares owned by RMS.

(6) Mr. Raymond Monteleone beneficially owns 0.18% of the issued and outstanding membership interest of RMS, which in turn holds 50,925,276 shares of Common Stock. Mr. Raymond Monteleone is not a control person of RMS and does not have any voting or dispositive power over the shares of Common Stock of the Company owned by RMS. The shares will be distributed to the equity owners of RMS upon the occurrence of certain events. Mr. Monteleone disclaims beneficial ownership of the shares owned by RMS.

(7) Mr. Jeremy Daniel beneficially owns 0.81% of the issued and outstanding membership interest of RMS, which in turn holds 50,925,276 shares of Common Stock. Mr. Jeremy Daniel is not a control person of RMS and does not have any voting or dispositive power over the shares of Common Stock of the Company owned by RMS. The shares will be distributed to the equity owners of RMS upon the occurrence of certain events. Mr. Daniel disclaims beneficial ownership of the shares owned by RMS.

(8) RMS directly holds 50,925,276 shares of Common Stock of the Company. James St. Louis is the sole manager of RMS and therefore is deemed the beneficial owner of 50,925,276 shares of Common Stock. Mr. St. Louis individually owns approximately 6.0% of RMS.

(9) Includes 14,699,757 shares of Common Stock issuable upon conversion of 146,997.57 shares of Series D Preferred Stock and 14,699,757 shares of Common Stock issuable upon exercise of warrants, in each case held of record by FWHC Holdings, LLC (“FWHC Holdings”). The manager of FWHC Holdings is HOA Capital LLC (“HOA Capital”). The sole manager of HOA Capital is J. Rex Farrior, III. As such, both HOA Capital and Mr. Farrior are deemed to share beneficial ownership of the shares of Common Stock underlying securities held by FWHC Holdings.

DISSENTERS’ RIGHTS OF APPRAISAL

Under the Nevada Revised Statutes, our stockholders are not entitled to dissenters’ appraisal rights with respect to the Proposal, and we do not intend to independently provide stockholders with any such right.

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement and the documents incorporated by reference into this Information Statement contain forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact contained in this Information Statement and the materials accompanying this Information Statement are forward-looking statements.

Frequently, but not always, forward-looking statements are identified by the use of the future tense and by words such as ‘believes,” “expects,” “anticipates,” “intends,” “will,” “may,” “could,” “would,” “projects,” “continues,” “estimates,” or similar expressions. Forward-looking statements are not guarantees of future performance and actual results could differ materially from those indicated by the forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause our company or its industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by the forward-looking statements.

The forward-looking statements contained or incorporated by reference in this Information Statement are forward-looking statements and are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. These statements include declarations regarding our plans, intentions, beliefs or current expectations.

The forward-looking statements included in this Information Statement are made only as of the date of this Information Statement. The forward-looking statements are based on the beliefs of management, as well as assumptions made by and information currently available to management and are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results of those anticipated. These uncertainties and other risk factors include, but are not limited to: the possibility that we may fail to preserve our expertise in medical therapy and product research and development; that existing and potential partners may opt to work with, or favor the products of, competitors if our competitors offer more favorable products or pricing terms; that we may be unable to maintain or grow sources of revenue; that we may be unable to attain and maintain profitability; that we may be unable to attract and retain key personnel; that we may not be able to effectively manage, or to increase, our relationships with customers; that we may have unexpected increases in costs and expenses; and what effect the current COVID-19 pandemic may have on the Company. There is no guarantee that the Company will consummate the Rights Offering on the desired terms as set forth in the Proposal, in a timely manner or at all.

We further caution investors that other factors might, in the future, prove to be important in affecting our results of operations. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of each such factor on the business or the extent to which any factor, or a combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Forward-looking statements are expressly qualified in their entirety by this cautionary statement. The forward-looking statements included in this document are made as of the date of this document and we do not undertake any obligation to update forward-looking statements to reflect new information, subsequent events or otherwise, except as required by law.

ADDITIONAL INFORMATION

Stockholders Sharing the Same Address

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

One set of information statement materials will be delivered to multiple stockholders sharing an address unless the affected stockholders have submitted contrary instructions. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If you no longer wish to participate in “householding” and would prefer to receive a separate set of information statement materials, please notify your broker or us. Stockholders who currently receive multiple copies of the information statement materials at their addresses and would like to request “householding” of their communications should contact their brokers or us. Please direct your written request in this regard to our Chief Financial Officer at 201 East Kennedy Blvd, Suite 700, Tampa, Florida, 33602.

Distribution of the Information Statement

We will pay the costs associated with this Information Statement, including the costs of printing and mailing. We will reimburse brokerage firms, nominees, custodians and fiduciaries for their out-of-pocket expenses for forwarding the Information Statement to beneficial owners.

Where You Can Find Additional Information

We are a reporting company and file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the Commission’s public reference rooms at 100 F Street, N.E., Washington, D.C. 20549. You can request copies of these documents by writing to the SEC and paying a fee for the copying cost. Please call the Commission at 1-800-SEC-0330 for more information about the operation of the public reference rooms. Our SEC filings are also available at the SEC’s web site at www.sec.gov and our website at www.hcyte.com. We have not incorporated by reference into this Information Statement the information contained on our website and you should not consider it to be part of this Information Statement.

The Company hereby incorporates by reference into this Information Statement its annual report (the “Annual Report”) on Form 10-K filed with the SEC on April 22, 2020 and its quarterly report (the “Quarterly Report”) on Form 10-Q filed with the SEC on May 21, 2020. A copy of the Annual Report and Quarterly Report will be delivered, together with the Information Statement, to the Company’s securities holders who held the Company’s securities on the Record Date.

THE ACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THE ACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE ACTION THAT HAS BEEN APPROVED AND TO PROVIDE YOU WITH INFORMATION ABOUT THE ACTION AND OTHER RELEVANT BACKGROUND INFORMATION.

By Order of the Board of Directors

/s/
William E. Horne, Chief Executive Officer and Chairman

[  ], 2020

EXHIBIT A

SECOND AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
H-CYTE, INC.

SECOND AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
H-CYTE, INC.

(Pursuant to Section 78.390 of the
Nevada Revised Statutes of the State of Nevada)

H-Cyte, Inc., a corporation organized and existing under and by virtue of the provisions of the Nevada Revised Statutes of the State of Nevada (the “NRS”),

DOES HEREBY CERTIFY:

1. That the name of this corporation is H-Cyte, Inc., and that this corporation was originally incorporated pursuant to the NRS on July 30, 2013 under the name SpineZ Corp.

2. That the Board of Directors duly adopted resolutions proposing to amend and restate the Amended and Restated Articles of Incorporation of this corporation, declaring said amendment and restatement to be advisable and in the best interests of this corporation and its stockholders, and authorizing the appropriate officers of this corporation to solicit the consent of the stockholders therefor.

3. The stockholders of the corporation holding the requisite number of shares of the corporation duly approved these Second Amended and Restated Articles of Incorporation of the Corporation (this “Restated Charter”) by written consent in accordance with Section 78.390 of the NRS.

4. Immediately upon the filing of this Restated Charter, the text of the Amended and Restated Articles of Incorporation of this corporation is hereby amended and restated in its entirety to read as follows:

First: The name of this corporation is H-Cyte, Inc. (the “Corporation”).

Second: The address of the registered office of the Corporation in the State of Nevada is 701 S Carson Street, Suite 200, Carson City, Nevada, 89701. The name of its registered agent at such address is National Registered Agents, Inc..

Third: The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the NRS.

Fourth: The total number of shares of all classes of stock which the Corporation shall have authority to issue is (i) 1,600,000,000 shares of Common Stock, $0.001 par value per share (“Common Stock”) and (ii) 1,000,000,000 shares of Preferred Stock, $0.001 par value per share (“Preferred Stock”). The Board of Directors is hereby expressly authorized to provide, out of the unissued shares of Preferred Stock, for one or more series of preferred stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers, if any, of the shares of such series, and the preferences and relative, participating, optional, or other special rights, if any, and any qualifications, limitations, or restrictions thereof, of the shares of such series. The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

A. COMMON STOCK

1. General. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights, powers and preferences of the holders of the Preferred Stock set forth herein.

2. Voting. Except as may be provided in this Restated Charter or as required by law, the holders of the Common Stock are entitled to one vote for each share of Common Stock held at all meetings of stockholders (and written actions in lieu of meetings); provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Restated Charter that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Restated Charter or pursuant to the NRS. There shall be no cumulative voting. The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by (in addition to any vote of the holders of one or more series of Preferred Stock that may be required by the terms of this Restated Charter) the affirmative vote of the holders of shares of capital stock of the Corporation representing a majority of the votes represented by all outstanding shares of capital stock of the Corporation entitled to vote, irrespective of the provisions of Section 78.390 of the NRS.

B. PREFERRED STOCK

800,000,000 shares of the authorized and unissued Preferred Stock of the Corporation are hereby designated “Series A Preferred Stock”, with the following rights, preferences, powers, privileges and restrictions, qualifications and limitations. Unless otherwise indicated, references to “sections” or “subsections” in this Part B of this Article Fourth refer to sections and subsections of Part B of this Article Fourth. The Series A Preferred Stock shall rank, with respect to rights on liquidation, winding up and dissolution, senior to the Common Stock and each other class of capital stock or series of preferred stock of the Corporation.

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1. Dividends.

1.1 Series A Accruing Dividends. From and after the date of the issuance of any shares of Series A Preferred Stock, dividends at the rate of eight percent (8%) per annum of Base Amount (as defined below) shall accrue on such shares of Series A Preferred Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series A Preferred Stock) (the “Series A Accruing Dividends”). “Base Amount” means, with respect to each share of Series A Preferred Stock at any time, the Series A Original Issue Price for such share plus all previously compounded Series A Accruing Dividends with respect to such share at such time. Series A Accruing Dividends shall accrue quarterly on the last day of each calendar quarter, whether or not declared, and shall be cumulative; provided, however, that except as set forth in the following sentence of this Section 1 or in Subsection 2.1 and Section 6, such Series A Accruing Dividends shall be payable only upon the occurrence of any of the following events: (a) any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, (b) upon a Deemed Liquidation Event, (c) at the Mandatory Conversion Time pursuant to Section 5 or (d) when such payment is so declared by the Board of Directors. The Corporation shall not declare, pay or set aside any dividends on shares of any other class or series of capital stock of the Corporation (other than dividends on shares of Common Stock payable in shares of Common Stock) unless (in addition to the obtaining of any consents required elsewhere in this Restated Charter) the holders of the Series A Preferred Stock then outstanding shall first receive, or simultaneously receive, a dividend on each outstanding share of Series A Preferred Stock in an amount at least equal to the sum of (i) the amount of the aggregate Series A Accruing Dividends then accrued on such share of Series A Preferred Stock and not previously paid and (ii) (A) in the case of a dividend on Common Stock or any class or series that is convertible into Common Stock, that dividend per share of Series A Preferred Stock as would equal the product of (1) the dividend payable on each share of such class or series determined, if applicable, as if all shares of such class or series had been converted into Common Stock and (2) the number of shares of Common Stock issuable upon conversion of a share of Series A Preferred Stock, in each case calculated on the record date for determination of holders entitled to receive such dividend or (B) in the case of a dividend on any class or series that is not convertible into Common Stock, at a rate per share of Series A Preferred Stock determined by (1) dividing the amount of the dividend payable on each share of such class or series of capital stock by the original issuance price of such class or series of capital stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to such class or series) and (2) multiplying such fraction by an amount equal to the Series A Original Issue Price (as defined below); provided that, if the Corporation declares, pays or sets aside, on the same date, a dividend on shares of more than one class or series of capital stock of the Corporation, the dividend payable to the holders of Series A Preferred Stock pursuant to this Section 1 shall be calculated based upon the dividend on the class or series of capital stock that would result in the highest Series A Preferred Stock dividend. The “Series A Original Issue Price” shall mean $[______] per share (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series A Preferred Stock).

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2. Liquidation, Dissolution or Winding Up; Certain Mergers, Consolidations and Asset Sales.

2.1 Preferential Payments to Holders of Series A Preferred Stock. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders and, in the event of a Deemed Liquidation Event (as defined below), the holders of shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the consideration payable to stockholders in such Deemed Liquidation Event or out of the Available Proceeds (as defined below), as applicable, before any payment shall be made to the holders of Common Stock by reason of their ownership thereof, an amount per share equal to [one (1)] times the Series A Original Issue Price for such share of Series A Preferred Stock, plus any Series A Accruing Dividends accrued but unpaid thereon, whether or not declared. If upon any such liquidation, dissolution or winding up of the Corporation or Deemed Liquidation Event, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series A Preferred Stock the full amount to which they shall be entitled under this Subsection 2.1, the holders of shares of Series A Preferred Stock shall share ratably in any distribution of the assets available for distribution in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

2.2 Distribution of Remaining Assets. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after the payment in full of all Series A Liquidation Amounts required to be paid to the holders of shares of Series A Preferred Stock the remaining assets of the Corporation available for distribution to its stockholders or, in the case of a Deemed Liquidation Event, the consideration not payable to the holders of shares of Series A Preferred Stock pursuant to Subsection 2.1 or the remaining Available Proceeds, as the case may be, shall be distributed among the holders of the shares of Series A Preferred Stock and Common Stock, pro rata based on the number of shares held by each such holder, treating for this purpose all shares of Series A Preferred Stock as if they had been converted to Common Stock pursuant to the terms of this Restated Charter immediately prior to such liquidation, dissolution or winding up of the Corporation. The aggregate amount which a holder of a share of Series A Preferred Stock is entitled to receive under Subsections 2.1 and 2.2 is hereinafter referred to as the “Series A Liquidation Amount.”

2.3 Non-Cash Distributions. Any distribution in connection with the liquidation, dissolution or winding up of the Corporation, or any bankruptcy or insolvency proceeding, shall be made in cash to the extent possible. Whenever any such distribution shall be paid in property other than cash, the value of such distribution shall be the fair market value of such property, determined in accordance with Subsection 2.5.

2.4 Deemed Liquidation Events.

2.4.1 Definition. Each of the following events shall be considered a “Deemed Liquidation Event” unless the holders of at least a majority of the outstanding shares of Series A Preferred Stock (the “Requisite Holders”) elect otherwise by written notice sent to the Corporation at least 15 days prior to the effective date of any such event:

(a) a merger, consolidation, statutory share exchange, entity conversion or other corporate transaction in which

(i) the Corporation is a constituent party; or

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(ii) a subsidiary of the Corporation is a constituent party and the Corporation issues shares of its capital stock pursuant to such merger or consolidation, except any such merger or consolidation involving the Corporation or a subsidiary in which the shares of capital stock of the Corporation outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of (1) the surviving or resulting corporation; or (2) if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation;

(b) the sale, transfer, or other disposition, in a single transaction or series of related transactions, by the Corporation, resulting in the sale of 50% or more of the equity interests in any voting securities of the Corporation; or

(c) (1) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all the assets of the Corporation and its subsidiaries taken as a whole or (2) the sale or disposition (whether by merger, consolidation or otherwise, and whether in a single transaction or a series of related transactions) of one or more subsidiaries of the Corporation if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Corporation.

2.4.2 Effecting a Deemed Liquidation Event.

(a) The Corporation shall not have the power to effect a Deemed Liquidation Event referred to in Subsection 2.4.1(a)(i) or 2.4.1(b) unless the definitive agreement(s) for such transaction (the “Transaction Agreement”) provides that the consideration payable to the stockholders of the Corporation in such Deemed Liquidation Event shall be paid to the holders of capital stock of the Corporation in accordance with Subsections 2.1 and 2.2.

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(b) In the event of a Deemed Liquidation Event referred to in Subsection 2.4.1(a)(ii) or 2.4.1(c), if the Corporation does not effect a dissolution of the Corporation under the NRS within ninety (90) days after such Deemed Liquidation Event, then (i) the Corporation shall send a written notice to each holder of Series A Preferred Stock no later than the ninetieth (90th) day after the Deemed Liquidation Event advising such holders of their right (and the requirements to be met to secure such right) pursuant to the terms of the following clause; (ii) to require the redemption of such shares of Series A Preferred Stock, and (iii) if the Requisite Holders so request in a written instrument delivered to the Corporation not later than one hundred twenty (120) days after such Deemed Liquidation Event, the Corporation shall use the consideration received by the Corporation for such Deemed Liquidation Event (net of any retained liabilities associated with the assets sold or technology licensed, as determined in good faith by the Board of Directors of the Corporation), together with any other assets of the Corporation available for distribution to its stockholders, all to the extent permitted by Nevada law governing distributions to stockholders (the “Available Proceeds”), on the one hundred fiftieth (150th) day after such Deemed Liquidation Event, to redeem all outstanding shares of Series A Preferred Stock at a price per share equal to the Series A Liquidation Amount (the “Deemed Liquidation Redemption Price”). Notwithstanding the foregoing, in the event of a redemption pursuant to the preceding sentence, if the Available Proceeds are not sufficient to redeem all outstanding shares of Series A Preferred Stock, the Corporation shall redeem a pro rata portion of each holder’s shares of Series A Preferred Stock to the fullest extent of such Available Proceeds, based on the respective amounts which would otherwise be payable in respect of the shares to be redeemed if the Available Proceeds were sufficient to redeem all such shares, and shall redeem the remaining shares as soon as it may lawfully do so under Nevada law governing distributions to stockholders (the date, following a date on which such funds are legally available, with regard to which the Corporation is able to provide the Deemed Liquidation Redemption Notice required below and redeem shares, also referred to as a “Deemed Liquidation Redemption Date”). The provisions of Section 6 shall apply, with such necessary changes in the details thereof as are necessitated by the context, to the redemption of the Series A Preferred Stock pursuant to this Subsection 2.4.2(a). Prior to the distribution or redemption provided for in this Subsection 2.4.2(a), the Corporation shall not expend or dissipate the consideration received for such Deemed Liquidation Event, except to discharge expenses incurred in connection with such Deemed Liquidation Event or in the ordinary course of business.

(c) In the event that a redemption of shares of Preferred Stock is required under Subsection 2.4.2(b) above, the Corporation shall send written notice of the mandatory redemption (the “Deemed Liquidation Redemption Notice”) to each holder of record of Preferred Stock not less than forty (40) days prior to each Deemed Liquidation Redemption Date. Each Deemed Liquidation Redemption Notice shall state:

(i) the number of shares of each series of the Preferred Stock held by the holder that the Corporation shall redeem on the Deemed Liquidation Redemption Date specified in the Deemed Liquidation Redemption Notice;

(ii) the Deemed Liquidation Redemption Date and the applicable Deemed Liquidation Redemption Price;

(iii) the date upon which the holder’s right to convert such shares terminates (as determined in accordance with Subsection 4.1); and

(iv) that the holder is to surrender to the Corporation, in the manner and at the place designated, his, her or its certificate or certificates representing the shares of Preferred Stock to be redeemed

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If the Corporation receives, on or prior to the twentieth (20th) day after the date of delivery of the Deemed Liquidation Redemption Notice to a holder of Preferred Stock, written notice from such holder that such holder elects to be excluded from the redemption provided in this Subsection 2.4.2, then the shares of Preferred Stock registered on the books of the Corporation in the name of such holder at the time of the Corporation’s receipt of such notice shall thereafter be “Excluded Shares” for the purpose of the Deemed Liquidation Event with regard to which the holder thereof has delivered such exclusion notice. Excluded Shares shall not be redeemed or redeemable pursuant to this Subsection 2.4.2 in connection with redemptions under this Subsection 2.4.2 with regard to the same Deemed Liquidation Event, whether on such Deemed Liquidation Redemption Date or thereafter.

(d) Surrender of Certificates; Payment. On or before the applicable Deemed Liquidation Redemption Date, each holder of shares of Preferred Stock to be redeemed on such Deemed Liquidation Redemption Date, unless such holder has exercised his, her or its right to convert such shares as provided in Section 4.1, shall surrender the certificate or certificates, if any, representing such shares (or, if such registered holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate) to the Corporation, in the manner and at the place designated in the Deemed Liquidation Redemption Notice, and thereupon the applicable Deemed Liquidation Redemption Price for such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof. In the event less than all of the shares of Preferred Stock represented by a certificate are redeemed, a new certificate representing the unredeemed shares of Preferred Stock shall promptly be issued to such holder.

(e) Rights Subsequent to Redemption. If the Deemed Liquidation Redemption Notice shall have been duly given, and if on the applicable Deemed Liquidation Redemption Date, the Deemed Liquidation Redemption Price payable upon redemption of the shares of Preferred Stock to be redeemed on such Deemed Liquidation Redemption Date is paid or tendered for payment or deposited with an independent payment agent so as to be available therefor in a timely manner, then notwithstanding that the certificates evidencing any of the shares of Preferred Stock so called for redemption shall not have been surrendered, dividends with respect to such shares of Preferred Stock shall cease to accrue after such Deemed Liquidation Redemption Date and all rights with respect to such shares shall forthwith after the Deemed Liquidation Redemption Date terminate, except only the right of the holders to receive the applicable Deemed Liquidation Redemption Price without interest upon surrender of their certificate or certificates therefor.

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2.4.3 Amount Deemed Paid or Distributed. The amount deemed paid or distributed to the holders of capital stock of the Corporation upon any such merger, consolidation, sale, transfer, exclusive license, other disposition or redemption shall be the cash or the value of the property, rights or securities to be paid or distributed to such holders pursuant to such Deemed Liquidation Event. In any Deemed Liquidation Event, if Available Proceeds are in a form of property other than in cash, the value of such distribution shall be deemed to be the fair market value of such property. The fair market value of such property, rights or securities shall be determined in good faith by the Board of Directors of the Corporation, provided that to the extent such property consists of securities, the fair market value of such securities shall be determined as follows:

(a) For securities not subject to investment letters or other similar restrictions on free marketability:

(i) if traded on a national securities exchange or the Nasdaq Stock Market (or a similar national quotation system), the value shall be deemed to be the average of the closing prices of the securities on such exchange or system over the thirty (30) trading day period ending three (3) days prior to the closing of the Deemed Liquidation Event;

(ii) if actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) trading day period ending three (3) days prior to the closing of such transaction; or

(iii) if there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors of the Corporation, subject to Subsection 2.5 below.

For the purposes of this Subsection 2.4.3, “trading day” shall mean any day which the exchange or system on which the securities to be distributed are traded is open and “closing prices” or “closing bid or sales prices” shall be deemed to be: (A) for securities traded primarily on the New York Stock Exchange or Nasdaq Stock Market, the last reported trade price or sale price, as the case may be, at 4:00 p.m., New York time, on that day and (B) for securities listed or traded on other exchanges, markets and systems, the market price as of the end of the regular hours trading period that is generally accepted as such for such exchange, market or system. If, after the date hereof, the benchmark times generally accepted in the securities industry for determining the market price of a stock as of a given trading day shall change from those set forth above, the fair market value shall be determined as of such other generally accepted benchmark times

(b) The method of valuation of securities subject to investment letters or other similar restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder’s status as an affiliate or former affiliate) shall take into account an appropriate discount (as determined in good faith by the Board of Directors of the Corporation) from the market value as determined pursuant to Subsections 2.4.3(a)(i), (a)(ii), or (a)(iii) above so as to reflect the approximate fair market value thereof.

2.4.4 Allocation of Escrow and Contingent Consideration. In the event of a Deemed Liquidation Event pursuant to Subsection 2.4.1(a)(i) or 2.4.1(b), if any portion of the consideration payable to the stockholders of the Corporation is payable only upon satisfaction of contingencies (the “Additional Consideration”), the Transaction Agreement shall provide that (a) the portion of such consideration that is not Additional Consideration (such portion, the “Initial Consideration”) shall be allocated among the holders of capital stock of the Corporation in accordance with Subsections 2.1 and 2.2 as if the Initial Consideration were the only consideration payable in connection with such Deemed Liquidation Event; and (b) any Additional Consideration which becomes payable to the stockholders of the Corporation upon satisfaction of such contingencies shall be allocated among the holders of capital stock of the Corporation in accordance with Subsections 2.1 and 2.2 after taking into account the previous payment of the Initial Consideration as part of the same transaction. For the purposes of this Subsection 2.4.4, consideration placed into escrow or retained as a holdback to be available for satisfaction of indemnification or similar obligations in connection with such Deemed Liquidation Event shall be deemed to be Additional Consideration.

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2.5 Valuation of Property. In connection with any determination of valuation of any property, rights or securities made by the Board of Directors pursuant to Subsections 2.3, 2.4.3 or 6.2, the Board of Directors shall deliver prompt written notice of its determination to the holders of Series A Preferred Stock. In the event that the Requisite Holders dispute the determination of value of such property, rights or securities by the Board of Directors by written notice to the Corporation delivered within twenty (20) days following the delivery of the notice of the determination of value made by the Board of Directors (the “Dispute Notice”), the value of such property, rights or securities shall be its or their fair market value, as determined by independent appraisal by an appraiser experienced in the business of valuing the market value of stock or assets of the type involved, who shall be acceptable to the Corporation and the Requisite Holders. If the parties cannot agree on an appraiser within twenty (20) days after the date that the Dispute Notice is delivered, each of (A) the Corporation and (B) the Requisite Holders shall immediately designate an appraiser experienced in the business of valuing the market value of stock of enterprises similar to the Corporation. The two designated appraisers (the “Initial Appraisers”) shall, within twenty (20) days after their selection, appraise the securities or other property as of the record date set by the Board of Directors for such determination. If the difference between the resulting appraisals is less than ten percent (10%) of the higher of the two appraisals, the average of the appraisals will be deemed the fair market value; otherwise, the Initial Appraisers shall promptly mutually select an additional appraiser (the “Additional Appraiser”), also experienced in a manner similar to the Initial Appraisers. If they fail to select the Additional Appraiser within five (5) days after the date both appraisals are complete, either party may apply, after written notice to the other, to the American Arbitration Association (“AAA”) who will then appoint an Additional Appraiser with knowledge and experience in valuing companies in the Corporation’s industry. The Additional Appraiser shall, within ten (10) days after their selection by the AAA, then choose from the values determined by the Initial Appraisers the value that the Additional Appraiser considers closest to the fair market value of the securities or other property, and this value will be the appraised fair market value. The Corporation and the Requisite Holders shall each engage and pay the fees and expenses of the respective Initial Appraiser that they designate. The Additional Appraiser, if any, shall be engaged by the Board of Directors and the Corporation shall pay its fees and expenses. The Corporation shall, upon receipt of the Additional Appraiser’s valuation, give prompt written notice to each holder of Series A Preferred Stock.

3. Voting.

3.1 General. On any matter presented to the stockholders of the Corporation for their action or consideration at any meeting of stockholders of the Corporation (or by written consent of stockholders in lieu of meeting), each holder of outstanding shares of Series A Preferred Stock shall be entitled to cast the number of votes equal to the number of whole shares of Common Stock into which the shares of Series A Preferred Stock held by such holder are convertible as of the record date for determining stockholders entitled to vote on such matter. Except as provided by law or by the other provisions of this Restated Charter, holders of Series A Preferred Stock shall vote together with the holders of Common Stock as a single class and on an as-converted to Common Stock basis.

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3.2 Election of Directors. The holders of record of the shares of Series A Preferred Stock, exclusively and as a separate class, shall be entitled to elect up to two (2) directors of the Corporation (the “Series A Directors”). Any director elected as provided in the preceding sentence may be removed without cause by, and only by, the affirmative vote of the Requisite Holders, given either at a special meeting of such holders of Series A Preferred Stock duly called for that purpose or pursuant to a written consent of the Requisite Holders. If the holders of shares of Series A Preferred Stock fail to elect a sufficient number of directors to fill all directorships for which they are entitled to elect directors, voting exclusively and as a separate class, pursuant to the first sentence of this Subsection 3.2, then any directorship not so filled shall remain vacant until such time as the holders of the Series A Preferred Stock elect a person to fill such directorship by vote or written consent in lieu of a meeting; and no such directorship may be filled by stockholders of the Corporation other than by the stockholders of the Corporation that are entitled to elect a person to fill such directorship, voting exclusively and as a separate class. The holders of record of the shares of Common Stock and of any other class or series of voting stock (including the Series A Preferred Stock), exclusively and voting together as a single class, shall be entitled to elect the balance of the total number of directors of the Corporation. At any meeting held for the purpose of electing a director, the presence in person or by proxy of the holders of a majority of the outstanding shares of the class or series entitled to elect such director shall constitute a quorum for the purpose of electing such director. Except as otherwise provided in this Subsection 3.2, a vacancy in any directorship filled by the holders of any class or series shall be filled only by vote or written consent in lieu of a meeting of the holders of such class or series or by any remaining director or directors elected by the holders of such class or series pursuant to this Subsection 3.2. The rights of the holders of the Series A Preferred Stock under the first sentence of this Subsection 3.2 shall terminate on the first date following the Series A Original Issue Date (as defined below) on which there are no issued and outstanding shares of Series A Preferred Stock.

3.3 Series A Preferred Stock Protective Provisions. At any time when shares of Series A Preferred Stock are outstanding, the Corporation shall not, either directly or indirectly by amendment, merger, consolidation or otherwise, do any of the following without (in addition to any other vote required by law or this Restated Charter) the written consent or affirmative vote of the Requisite Holders given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class, and any such act or transaction entered into without such consent or vote shall be null and void ab initio, and of no force or effect.

3.3.1 liquidate, dissolve or wind-up the business and affairs of the Corporation, effect any merger or consolidation or any other Deemed Liquidation Event, or consent to any of the foregoing;

3.3.2 amend, alter or repeal any provision of this Restated Charter or the Corporation’s Amended and Restated Bylaws (the “Bylaws”), or otherwise alter or change the powers, rights, preference or privileges of the Series A Preferred Stock;

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3.3.3 take any action (including amending, altering or repealing this Restated Charter, Bylaws, or other governing corporate documents or by way of merger, consolidation or otherwise) that would adversely alter or adversely change the powers, preferences or special rights of the Series A Preferred Stock;

3.3.4 (i) create, or authorize the creation of, or issue or obligate itself to issue shares of, any additional class or series of capital stock of the Corporation; or (ii) increase the authorized number of shares of any class or series of capital stock of the Corporation;

3.3.5 reclassify, alter or amend any existing security of the Corporation if such reclassification, alteration or amendment would render such other security senior to or pari passu with the Series A Preferred Stock in respect of any such right, preference, or privilege of the Series A Preferred Stock;

3.3.6 cause or permit any of its subsidiaries to, sell, issue, sponsor, create or distribute any digital tokens, cryptocurrency or other blockchain-based assets (collectively, “Tokens”), including through a pre-sale, initial coin offering, token distribution event or crowdfunding, or through the issuance of any instrument convertible into or exchangeable for Tokens;

3.3.7 purchase or redeem (or permit any subsidiary to purchase or redeem) other than (i) redemptions of or dividends or distributions on the Series A Preferred Stock as expressly authorized herein, or (ii) repurchases of stock from former employees, officers, directors, consultants or other persons who performed services for the Corporation or any subsidiary in connection with the cessation of such employment or service at the lower of the original purchase price or the then-current fair market value thereof;

3.3.8 pay, declare or set aside (including, but not limited to, through the issuance of securities or debt) any dividend or make any distribution on, any shares of capital stock of the Corporation;

3.3.9 create, or authorize the creation of, or issue, or authorize the issuance of any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock, including without limitation any rights, options or warrants to subscribe for, purchase or otherwise acquire shares of capital stock of the Corporation or any subsidiary of the Corporation;

3.3.10 create, or authorize the creation of, or issue, or authorize the issuance of any debt security or create any lien or security interest (except for purchase money liens or statutory liens of landlords, mechanics, materialmen, workmen, warehousemen and other similar persons arising or incurred in the ordinary course of business) or incur other indebtedness for borrowed money, including but not limited to obligations and contingent obligations under guarantees, or permit any subsidiary to take any such action with respect to any debt security lien, security interest or other indebtedness for borrowed money, other than unsecured indebtedness for borrowed money not in excess of $200,000 at any time outstanding;

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3.3.11 create, or hold capital stock in, any subsidiary that is not wholly owned (either directly or through one or more other subsidiaries) by the Corporation, or permit any subsidiary to create, or authorize the creation of, or issue or obligate itself to issue, any shares of any class or series of capital stock, or sell, transfer or otherwise dispose of any capital stock of any direct or indirect subsidiary of the Corporation, or permit any direct or indirect subsidiary to sell, lease, transfer, exclusively license or otherwise dispose (in a single transaction or series of related transactions) of all or substantially all of the assets of such subsidiary;

3.3.12 otherwise enter into or be a party to any transaction with any director, officer, or employee of the Corporation or any “associate” (as defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder) of any such person or entity, including without limitation any “management bonus” or similar plan providing payments to employees in connection with a Deemed Liquidation Event, as such term is defined in this Restated Charter, except for transactions resulting in payments to or by the Corporation in an aggregate amount less than $60,000 per year that are made in the ordinary course of business and pursuant to reasonable requirements of the Corporation’s business and upon fair and reasonable terms that are approved by a majority of the Board of Directors;

3.3.13 make, or permit any subsidiary to make, any loan or advance to (i) any officer, director or employee of the Corporation or to any other person outside the ordinary course of business, (ii) any subsidiary of the Corporation, or (iii) any other corporation, partnership, company or entity;

3.3.14 guarantee, directly or indirectly, or permit any subsidiary to guarantee, directly or indirectly, any indebtedness except for trade accounts of the Corporation or any subsidiary of the Corporation arising in the ordinary course of business;

3.3.15 enter into or effect any transaction or series of related transactions involving the acquisition (including by merger, consolidation, acquisition of stock or acquisition of assets) by the Corporation of any assets or equity interests of any person or entity;

3.3.16 increase or decrease the authorized number of directors constituting the Board of Directors;

3.3.17 change the principal business of the Corporation, enter into new lines of business, or exit the current lines of business;

3.3.18 contribute any asset of the Corporation to any other person or entity (other than a wholly-owned subsidiary);

3.3.19 undertake any public offering of the Corporation’s or any of its subsidiary’s securities;

3.3.20 sell, license, lease, transfer or dispose of any material assets, including any intellectual property rights of the Corporation or any subsidiary, or enter into any commission or royalty arrangements related thereto (other than in the ordinary course of business;

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3.3.21 file a petition in bankruptcy or in reorganization, or dissolution or liquidation of the Corporation (or other appointment of trustee or assignment for benefit of creditors or similar action) or other similar proceeding or fail to contest any bankruptcy or similar proceeding filed against the Corporation;

3.3.22 pledge, mortgage or otherwise permit any voluntary lien on any of the Corporation’s or any subsidiary’s assets (including any intellectual property assets);

3.3.23 hire, terminate, or change the compensation of the executive officers, including approving any option grants or stock awards to executive officers;

3.3.24 enter into any corporate strategic relationship involving the payment, contribution, or assignment by the Corporation or to the Corporation of money or assets greater than $100,000; or

3.3.25 permit any subsidiary of the Corporation to do any of the foregoing.

4. Optional Conversion.

The holders of the Series A Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

4.1 Right to Convert.

4.1.1 Conversion Ratio. Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and non-assessable shares of Common Stock as is determined by dividing the Series A Original Issue Price by the Series A Conversion Price (as defined below) in effect at the time of conversion. The “Series A Conversion Price” shall initially be equal to the Series A Original Issue Price. The Series A Conversion Price, and the rate at which shares of Series A Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below.

4.1.2 Termination of Conversion Rights. In the event of a notice of redemption of any shares of Series A Preferred Stock pursuant to Section 6, the Conversion Rights of the shares designated for redemption shall terminate at the close of business on the last full day preceding the date fixed for redemption, unless the redemption price is not fully paid on such redemption date, in which case the Conversion Rights for such shares shall continue until such price is paid in full. In the event of a liquidation, dissolution or winding up of the Corporation or a Deemed Liquidation Event, the Conversion Rights shall terminate at the close of business on the last full day preceding the date fixed for the payment of any such amounts distributable on such event to the holders of Series A Preferred Stock.

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4.2 Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Series A Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall round up each fractional share to the nearest whole share. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Series A Preferred Stock the holder is at the time converting into Common Stock and the aggregate number of shares of Common Stock issuable upon such conversion.

4.3 Mechanics of Conversion.

4.3.1 Notice of Conversion. In order for a holder of Series A Preferred Stock to voluntarily convert shares of Series A Preferred Stock into shares of Common Stock, such holder shall (a) provide written notice to the Corporation’s transfer agent at the office of the transfer agent for the Series A Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent) that such holder elects to convert all or any number of such holder’s shares of Series A Preferred Stock and, if applicable, any event on which such conversion is contingent and (b), if such holder’s shares are certificated, surrender the certificate or certificates for such shares of Series A Preferred Stock (or, if such registered holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate), at the office of the transfer agent for the Series A Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent). Such notice shall state such holder’s name or the names of the nominees in which such holder wishes the shares of Common Stock to be issued. If required by the Corporation, any certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his, her or its attorney duly authorized in writing. The close of business on the date of receipt by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) of such notice and, if applicable, certificates (or lost certificate affidavit and agreement) shall be the time of conversion (the “Conversion Time”), and the shares of Common Stock issuable upon conversion of the specified shares shall be deemed to be outstanding of record as of such date. The Corporation shall, as soon as practicable after the Conversion Time (i) issue and deliver to such holder of Series A Preferred Stock, or to his, her or its nominees, a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion in accordance with the provisions hereof and a certificate for the number (if any) of the shares of Series A Preferred Stock represented by the surrendered certificate that were not converted into Common Stock, and (ii) pay all declared but unpaid dividends on the shares of Series A Preferred Stock converted.

4.3.2 Reservation of Shares. The Corporation shall at all times when the Series A Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued capital stock, for the purpose of effecting the conversion of the Series A Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, the Corporation shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to this Restated Charter. Before taking any action which would cause an adjustment reducing the Series A Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of the Series A Preferred Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and non-assessable shares of Common Stock at such adjusted Series A Conversion Price.

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4.3.3 Effect of Conversion. All shares of Series A Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares shall immediately cease and terminate at the Conversion Time, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor and to receive payment of any Series A Accruing Dividends accrued but unpaid thereon, whether or not declared. Any shares of Series A Preferred Stock so converted shall be retired and cancelled and may not be reissued as shares of such series, and the Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized number of shares of Series A Preferred Stock accordingly.

4.3.4 No Further Adjustment. Upon any such conversion, no adjustment to the Series A Conversion Price shall be made for any declared but unpaid dividends on the Series A Preferred Stock surrendered for conversion or on the Common Stock delivered upon conversion.

4.3.5 Taxes. The Corporation shall pay any and all issue and other similar taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of shares of Series A Preferred Stock pursuant to this Section 4. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Series A Preferred Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

4.4 Adjustments to Series A Conversion Price for Diluting Issues.

4.4.1 Special Definitions. For purposes of this Article Fourth, the following definitions shall apply:

(a) “Option” shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

(b) “Series A Original Issue Date” shall mean the date on which the first share of Series A Preferred Stock was issued.

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(c) “Convertible Securities” shall mean any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock, but excluding Options.

(d) “Additional Shares of Common Stock” shall mean all shares of Common Stock issued (or, pursuant to Subsection 4.4.3 below, deemed to be issued) by the Corporation after the Series A Original Issue Date, other than (1) the following shares of Common Stock and (2) shares of Common Stock deemed issued pursuant to the following Options and Convertible Securities (clauses (1) and (2), collectively, “Exempted Securities”):

(i) shares of Common Stock, Options or Convertible Securities issued upon a conversion of Series A Preferred Stock or as a dividend or distribution on Series A Preferred Stock;

(ii) shares of Common Stock, Options or Convertible Securities issued by reason of a dividend, stock split, split-up or other distribution on shares of Common Stock that is covered by Subsection 4.5, 4.6, 4.7 or 4.8;

(iii) subject to the Corporation’s compliance with Subsection 3.3.9 above, shares of Common Stock or Options issued to employees or directors of, or consultants to, the Corporation or any of its subsidiaries pursuant to a plan, agreement or arrangement approved by the Board of Directors of the Corporation, provided the number of such shares of Common Stock or Options shall not exceed 2,650,000 in the aggregate (treating for this purpose all shares of Common Stock issuable upon exercise of or conversion of outstanding Options as if exercised and/or converted or exchanged); or

(iv) shares of Common Stock or Convertible Securities actually issued upon the exercise of Options or shares of Common Stock actually issued upon the conversion or exchange of Convertible Securities existing as of the date of this Restated Charter, in each case provided such issuance is pursuant to the terms of such Option or Convertible Security.

(e) “In-the-Money Option” means those Options, which as of the Series A Original Issue Date, have a strike price equal or lesser to the Series A Conversion Price.

4.4.2 No Adjustment of Series A Conversion Price. No adjustment in the Series A Conversion Price shall be made as the result of the issuance or deemed issuance of Additional Shares of Common Stock if the Corporation receives written notice from the Requisite Holders agreeing that no such adjustment shall be made as the result of the issuance or deemed issuance of such Additional Shares of Common Stock.

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4.4.3 Deemed Issue of Additional Shares of Common Stock.

(a) If the Corporation at any time or from time to time after the Series A Original Issue Date shall issue any Options or Convertible Securities (excluding Options or Convertible Securities which are themselves Exempted Securities) or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto, assuming the satisfaction of any conditions to exercisability, convertibility or exchangeability but without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date.

(b) If the terms of any Option or Convertible Security, the issuance of which resulted in an adjustment to the Series A Conversion Price pursuant to the terms of Subsection 4.4.4, are revised as a result of an amendment to such terms or any other adjustment pursuant to the provisions of such Option or Convertible Security (but excluding automatic adjustments to such terms pursuant to anti-dilution or similar provisions of such Option or Convertible Security) to provide for either (1) any increase or decrease in the number of shares of Common Stock issuable upon the exercise, conversion and/or exchange of any such Option or Convertible Security or (2) any increase or decrease in the consideration payable to the Corporation upon such exercise, conversion and/or exchange, then, effective upon such increase or decrease becoming effective, the Series A Conversion Price computed upon the original issue of such Option or Convertible Security (or upon the occurrence of a record date with respect thereto) shall be readjusted to such Series A Conversion Price as would have obtained had such revised terms been in effect upon the original date of issuance of such Option or Convertible Security. Notwithstanding the foregoing, no readjustment pursuant to this clause (b) shall have the effect of increasing the Series A Conversion Price to an amount which exceeds the lower of (i) the Series A Conversion Price in effect immediately prior to the original adjustment made as a result of the issuance of such Option or Convertible Security, or (ii) the Series A Conversion Price that would have resulted from any issuances of Additional Shares of Common Stock (other than deemed issuances of Additional Shares of Common Stock as a result of the issuance of such Option or Convertible Security) between the original adjustment date and such readjustment date.

(c) If the terms of any Option or Convertible Security (excluding Options or Convertible Securities which are themselves Exempted Securities), the issuance of which did not result in an adjustment to the Series A Conversion Price pursuant to the terms of Subsection 4.4.4 (either because the consideration per share (determined pursuant to Subsection 4.4.5) of the Additional Shares of Common Stock subject thereto was equal to or greater than the Series A Conversion Price then in effect, or because such Option or Convertible Security was issued before the Series A Original Issue Date), are revised after the Series A Original Issue Date as a result of an amendment to such terms or any other adjustment pursuant to the provisions of such Option or Convertible Security (but excluding automatic adjustments to such terms pursuant to anti-dilution or similar provisions of such Option or Convertible Security) to provide for either (1) any increase in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any such Option or Convertible Security or (2) any decrease in the consideration payable to the Corporation upon such exercise, conversion or exchange, then such Option or Convertible Security, as so amended or adjusted, and the Additional Shares of Common Stock subject thereto (determined in the manner provided in Subsection 4.4.3(a) shall be deemed to have been issued effective upon such increase or decrease becoming effective.

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(d) Upon the expiration or termination of any unexercised Option or unconverted or unexchanged Convertible Security (or portion thereof) which resulted (either upon its original issuance or upon a revision of its terms) in an adjustment to the Series A Conversion Price pursuant to the terms of Subsection 4.4.4, the Series A Conversion Price shall be readjusted to such Series A Conversion Price as would have obtained had such Option or Convertible Security (or portion thereof) never been issued.

(e) If the number of shares of Common Stock issuable upon the exercise, conversion and/or exchange of any Option or Convertible Security, or the consideration payable to the Corporation upon such exercise, conversion and/or exchange, is calculable at the time such Option or Convertible Security is issued or amended but is subject to adjustment based upon subsequent events, any adjustment to the Series A Conversion Price provided for in this Subsection 4.4.3 shall be effected at the time of such issuance or amendment based on such number of shares or amount of consideration without regard to any provisions for subsequent adjustments (and any subsequent adjustments shall be treated as provided in clauses (b) and (c) of this Subsection 4.4.3). If the number of shares of Common Stock issuable upon the exercise, conversion and/or exchange of any Option or Convertible Security, or the consideration payable to the Corporation upon such exercise, conversion and/or exchange, cannot be calculated at all at the time such Option or Convertible Security is issued or amended, any adjustment to the Series A Conversion Price that would result under the terms of this Subsection 4.4.3 at the time of such issuance or amendment shall instead be effected at the time such number of shares and/or amount of consideration is first calculable (even if subject to subsequent adjustments), assuming for purposes of calculating such adjustment to the Series A Conversion Price that such issuance or amendment took place at the time such calculation can first be made.

4.4.4 Adjustment of Series A Conversion Price Upon Issuance of Additional Shares of Common Stock. In the event the Corporation shall at any time after the Series A Original Issue Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Subsection 4.4.3) which for the avoidance of doubt does not include Exempted Securities, without consideration or for a consideration per share less than the Series A Conversion Price in effect immediately prior to such issuance or deemed issuance, then the Series A Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest one-thousandth of a cent) determined in accordance with the following formula:

CP2 = CP1* (A + B) ÷ (A + C).

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For purposes of the foregoing formula, the following definitions shall apply:

(a) “CP2” shall mean the Series A Conversion Price in effect immediately after such issuance or deemed issuance of Additional Shares of Common Stock

(b) “CP1” shall mean the Series A Conversion Price in effect immediately prior to such issuance or deemed issuance of Additional Shares of Common Stock;

(c) “A” shall mean the number of shares of Common Stock outstanding immediately prior to such issuance or deemed issuance of Additional Shares of Common Stock (treating for this purpose as outstanding all shares of Common Stock issuable upon exercise of In-the-Money Options outstanding immediately prior to such issuance or deemed issuance or upon conversion or exchange of Convertible Securities (including the Series A Preferred Stock) outstanding (assuming exercise of any outstanding In-the-Money Options therefor) immediately prior to such issue);

(d) “B” shall mean the number of shares of Common Stock that would have been issued if such Additional Shares of Common Stock had been issued or deemed issued at a price per share equal to CP1 (determined by dividing the aggregate consideration received by the Corporation in respect of such issue by CP1); and

(e) “C” shall mean the number of such Additional Shares of Common Stock issued in such transaction.

4.4.5 Determination of Consideration. For purposes of this Subsection 4.4, the consideration received by the Corporation for the issuance or deemed issuance of any Additional Shares of Common Stock shall be computed as follows:

(a) Cash and Property: Such consideration shall:

(i) insofar as it consists of cash, be computed at the aggregate amount of cash received by the Corporation, excluding amounts paid or payable for accrued interest;

(ii) insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors of the Corporation in accordance with the procedures set forth in Subsection 2.5; and

(iii) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (i) and (ii) above, as determined in good faith by the Board of Directors of the Corporation in accordance with the procedures set forth in Subsection 2.5.

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(b) Options and Convertible Securities. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Subsection 4.4.3, relating to Options and Convertible Securities, shall be determined by dividing:

(i) The total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

(ii) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities.

4.4.6 Multiple Closing Dates. In the event the Corporation shall issue on more than one date Additional Shares of Common Stock that are a part of one transaction or a series of related transactions and that would result in an adjustment to the Series A Conversion Price pursuant to the terms of Subsection 4.4.4, and such issuance dates occur within a period of no more than ninety (90) days from the first such issuance to the final such issuance, then, upon the final such issuance, the Series A Conversion Price shall be readjusted to give effect to all such issuances as if they occurred on the date of the first such issuance (and without giving effect to any additional adjustments as a result of any such subsequent issuances within such period).

4.5 Adjustment for Stock Splits and Combinations. If the Corporation shall at any time or from time to time after the Series A Original Issue Date effect a subdivision of the outstanding Common Stock, the Series A Conversion Price in effect immediately before that subdivision shall be proportionately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase in the aggregate number of shares of Common Stock outstanding. If the Corporation shall at any time or from time to time after the Series A Original Issue Date combine the outstanding shares of Common Stock, the Series A Conversion Price in effect immediately before the combination shall be proportionately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in the aggregate number of shares of Common Stock outstanding. Any adjustment under this subsection shall become effective at the close of business on the date the subdivision or combination becomes effective.

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4.6 Adjustment for Certain Dividends and Distributions. In the event the Corporation at any time or from time to time after the Series A Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable on the Common Stock in additional shares of Common Stock, then and in each such event the Series A Conversion Price in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Series A Conversion Price then in effect by a fraction:

(1) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

(2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

Notwithstanding the foregoing (a) if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Series A Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Series A Conversion Price shall be adjusted pursuant to this subsection as of the time of actual payment of such dividends or distributions; and (b) that no such adjustment shall be made if the holders of Series A Preferred Stock simultaneously receive a dividend or other distribution of shares of Common Stock in a number equal to the number of shares of Common Stock as they would have received if all outstanding shares of Series A Preferred Stock had been converted into Common Stock on the date of such event.

4.7 Adjustments for Other Dividends and Distributions. In the event the Corporation at any time or from time to time after the Series A Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation (other than a distribution of shares of Common Stock in respect of outstanding shares of Common Stock) or in other property and the provisions of Section 1 do not apply to such dividend or distribution, then and in each such event the holders of Series A Preferred Stock shall receive, simultaneously with the distribution to the holders of Common Stock, a dividend or other distribution of such securities or other property in an amount equal to the amount of such securities or other property as they would have received if all outstanding shares of Series A Preferred Stock had been converted into Common Stock on the date of such event.

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4.8 Adjustment for Merger or Reorganization, etc. Subject to the provisions of Subsection 2.4, if there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving the Corporation in which the Common Stock (but not the Series A Preferred Stock) is converted into or exchanged for securities, cash or other property (other than a transaction covered by Subsections 4.4, 4.6 or 4.7), then, following any such reorganization, recapitalization, reclassification, consolidation or merger, each share of Series A Preferred Stock shall thereafter be convertible in lieu of the Common Stock into which it was convertible prior to such event into the kind and amount of securities, cash or other property which a holder of the number of shares of Common Stock of the Corporation issuable upon conversion of one share of Series A Preferred Stock immediately prior to such reorganization, recapitalization, reclassification, consolidation or merger would have been entitled to receive pursuant to such transaction; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Corporation) shall be made in the application of the provisions in this Section 4 with respect to the rights and interests thereafter of the holders of the Series A Preferred Stock, to the end that the provisions set forth in this Section 4 (including provisions with respect to changes in and other adjustments of the Series A Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or other property thereafter deliverable upon the conversion of the Series A Preferred Stock. For the avoidance of doubt, nothing in this Subsection 4.8 shall be construed as preventing the holders of Series A Preferred Stock from seeking any appraisal rights to which they are otherwise entitled under the NRS in connection with a merger triggering an adjustment hereunder, nor shall this Subsection 4.8 be deemed conclusive evidence of the fair value of the shares of any series of Series A Preferred Stock in any such appraisal proceeding.

4.9 Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Series A Conversion Price pursuant to this Section 4, the Corporation at its expense shall, as promptly as reasonably practicable but in any event not later than ten (10) days thereafter, compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series A Preferred Stock a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property into which the Series A Preferred Stock is convertible) and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, as promptly as reasonably practicable after the written request at any time of any holder of Series A Preferred Stock (but in any event not later than ten (10) days thereafter), furnish or cause to be furnished to such holder a certificate setting forth (i) the Series A Conversion Price then in effect, and (ii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the conversion of Series A Preferred Stock.

4.10 Notice of Record Date. In the event:

(a) the Corporation shall take a record of the holders of its Common Stock (or other capital stock or securities at the time issuable upon conversion of the Series A Preferred Stock) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of capital stock of any class or any other securities, or to receive any other security; or

(b) of any capital reorganization of the Corporation, any reclassification of the Common Stock of the Corporation, or any Deemed Liquidation Event; or

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(c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Corporation,

then, and in each such case, the Corporation will send or cause to be sent to the holders of the Series A Preferred Stock a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is proposed to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other capital stock or securities at the time issuable upon the conversion of the Series A Preferred Stock) shall be entitled to exchange their shares of Common Stock (or such other capital stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up, and the amount per share and character of such exchange applicable to the Series A Preferred Stock and the Common Stock. Such notice shall be sent at least ten (10) days prior to the record date or effective date for the event specified in such notice.

5. Mandatory Conversion.

5.1 Trigger Events. Upon the date and time, or the occurrence of an event, specified by vote or written consent of the Requisite Holders (the time of such closing or the date and time specified or the time of the event specified in such vote or written consent is referred to herein as the “Mandatory Conversion Time”), then (a) all outstanding shares of Series A Preferred Stock shall automatically be converted into shares of Common Stock, at the then effective conversion rate as calculated pursuant to Subsection 4.1.1, and (b) such shares may not be reissued by the Corporation.

5.2 Procedural Requirements. All holders of record of shares of Series A Preferred Stock shall be sent written notice of the Mandatory Conversion Time and the place designated for mandatory conversion of all such shares of Series A Preferred Stock pursuant to this Section 5. Such notice need not be sent in advance of the occurrence of the Mandatory Conversion Time. Upon receipt of such notice, each holder of shares of Series A Preferred Stock in certificated form shall surrender his, her or its certificate or certificates for all such shares (or, if such holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate) to the Corporation at the place designated in such notice. If so required by the Corporation, any certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his, her or its attorney duly authorized in writing. All rights with respect to the Series A Preferred Stock converted pursuant to Subsection 5.1, including the rights, if any, to receive notices and vote (other than as a holder of Common Stock), will terminate at the Mandatory Conversion Time (notwithstanding the failure of the holder or holders thereof to surrender any certificates at or prior to such time), except only the rights of the holders thereof, upon surrender of any certificate or certificates of such holders (or lost certificate affidavit and agreement) therefor, to receive the items provided for in the next sentence of this Subsection 5.2. As soon as practicable after the Mandatory Conversion Time and, if applicable, the surrender of any certificate or certificates (or lost certificate affidavit and agreement) for Series A Preferred Stock, the Corporation shall issue and deliver to such holder, or to his, her or its nominees, (a) a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof and (b) payment of any Series A Accruing Dividends accrued but unpaid, whether or not declared, on any Series A Preferred Stock converted. Such converted Series A Preferred Stock shall be retired and cancelled and may not be reissued as shares of such series, and the Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized number of shares of Series A Preferred Stock accordingly.

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6. Redemption.

6.1 General. Unless prohibited by Nevada law governing distributions to stockholders, each share of Series A Preferred Stock shall be redeemed by the Corporation at a price equal to at a price equal to the greater of (A) 100% of the Series A Original Issue Price per such share of Series A Preferred Stock, plus any Series A Accruing Dividends accrued but unpaid thereon, whether or not declared, together with any other dividends declared but unpaid thereon and (B) the Fair Market Value of such share of Series A Preferred Stock as of the date of the Corporation’s receipt of a request for redemption under this Section 6 (the “Redemption Price”), in three (3) annual installments commencing not more than sixty (60) days after receipt by the Corporation at any time on or after the second (2nd) anniversary of the Series A Original Issue Date from the Requisite Holders of written notice requesting redemption of all shares of Series A Preferred Stock (the “Redemption Request”). Upon receipt of a Redemption Request, the Corporation shall apply all of its assets to any such redemption, and to no other corporate purpose, except to the extent prohibited by Nevada law governing distributions to stockholders. For purposes of this Subsection 6.1, the Fair Market Value of a single share of Series A Preferred Stock shall be the value of a single share of Series A Preferred Stock as mutually agreed upon by the Corporation and the holders of a majority of the shares of Series A Preferred Stock then outstanding, and, in the event that they are unable to reach agreement, in accordance with the procedures set forth in set forth in Subsection 2.5 above. The date of each such installment provided in the Redemption Notice (as defined below) shall be referred to as a “Redemption Date.” On each Redemption Date, the Corporation shall redeem, on a pro rata basis in accordance with the number of shares of Series A Preferred Stock owned by each holder, that number of outstanding shares of Series A Preferred Stock determined by dividing (i) the total number of shares of Series A Preferred Stock outstanding immediately prior to such Redemption Date by (ii) the number of remaining Redemption Dates (including the Redemption Date to which such calculation applies); provided, however, that Excluded Shares (as such term is defined in Subsection 6.2) shall not be redeemed and shall be excluded from the calculations set forth in this sentence. If on any Redemption Date Nevada law governing distributions to stockholders prevents the Corporation from redeeming all shares of Series A Preferred Stock to be redeemed, the Corporation shall ratably redeem the maximum number of shares that it may redeem consistent with such law, and shall redeem the remaining shares as soon as it may lawfully do so under such law.

6.2 Redemption Notice. The Corporation shall send written notice of the mandatory redemption (the “Redemption Notice”) to each holder of record of Series A Preferred Stock not less than forty (40) days prior to each Redemption Date.

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6.2.1 Each Redemption Notice shall state:

(a) the number of shares of Series A Preferred Stock held by the holder that the Corporation shall redeem on the Redemption Date specified in the Redemption Notice;

(b) the Redemption Date and the Redemption Price

(c) the date upon which the holder’s right to convert such shares terminates (as determined in accordance with Subsection 4.1); and

(d) for holders of shares in certificated form, that the holder is to surrender to the Corporation, in the manner and at the place designated, his, her or its certificate or certificates representing the shares of Series A Preferred Stock to be redeemed.

If the Corporation receives, on or prior to the twentieth (20th) day after the date of delivery of the Redemption Notice to a holder of Series A Preferred Stock, written notice from such holder that such holder elects to be excluded from the redemption provided in this Section 6, then the shares of Series A Preferred Stock registered on the books of the Corporation in the name of such holder at the time of the Corporation’s receipt of such notice shall thereafter be “Excluded Shares.” Excluded Shares shall not be redeemed or redeemable pursuant to this Section 6, whether on such Redemption Date or thereafter

6.3 Surrender of Certificates; Payment. On or before the applicable Redemption Date, each holder of shares of Series A Preferred Stock to be redeemed on such Redemption Date, unless such holder has exercised his, her or its right to convert such shares as provided in Section 4, shall, if a holder of shares in certificated form, surrender the certificate or certificates representing such shares (or, if such registered holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate) to the Corporation, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price for such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof. In the event less than all of the shares of Series A Preferred Stock represented by a certificate are redeemed, a new certificate, instrument, or book entry representing the unredeemed shares of Series A Preferred Stock shall promptly be issued to such holder.

6.4 Interest. If any shares of Preferred Stock are not redeemed for any reason on any Redemption Date, all such unredeemed shares shall remain outstanding and entitled to all the rights and preferences provided herein, and the Corporation shall pay interest on the Redemption Price applicable to such unredeemed shares at an aggregate per annum rate equal to twelve percent (12%) (increased by one percent (1%) each month following the Redemption Date until the Redemption Price, and any interest thereon, is paid in full), with such interest to accrue daily in arrears and be compounded annually; provided, however, that in no event shall such interest exceed the maximum permitted rate of interest under applicable law (the “Maximum Permitted Rate”), provided, however, that the Corporation shall take all such actions as may be necessary, including without limitation, making any applicable governmental filings, to cause the Maximum Permitted Rate to be the highest possible rate. In the event any provision hereof would result in the rate of interest payable hereunder being in excess of the Maximum Permitted Rate, the amount of interest required to be paid hereunder shall automatically be reduced to eliminate such excess; provided, however, that any subsequent increase in the Maximum Permitted Rate shall be retroactively effective to the applicable Redemption Date to the extent permitted by law.

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6.5 Rights Subsequent to Redemption. If the Redemption Notice shall have been duly given, and if on the applicable Redemption Date the Redemption Price payable upon redemption of the shares of Series A Preferred Stock to be redeemed on such Redemption Date is paid or tendered for payment or deposited with an independent payment agent so as to be available therefor in a timely manner, then notwithstanding that any certificates evidencing any of the shares of Series A Preferred Stock so called for redemption shall not have been surrendered, dividends with respect to such shares of Series A Preferred Stock shall cease to accrue after such Redemption Date and all rights with respect to such shares shall forthwith after the Redemption Date terminate, except only the right of the holders to receive the Redemption Price without interest upon surrender of any such certificate or certificates therefor.

7. Redeemed or Otherwise Acquired Shares. Any shares of Series A Preferred Stock that are redeemed or otherwise acquired by the Corporation or any of its subsidiaries shall be automatically and immediately cancelled and retired and shall not be reissued, sold or transferred. Neither the Corporation nor any of its subsidiaries may exercise any voting or other rights granted to the holders of Series A Preferred Stock following redemption.

8. Waiver. Any of the rights, powers, preferences and other terms of the Series A Preferred Stock set forth herein may be waived on behalf of all holders of Series A Preferred Stock by the affirmative written consent or vote of the holders of at least a majority of the shares of Series A Preferred Stock then outstanding.

9. Notices. Any notice required or permitted by the provisions of this Article Fourth to be given to a holder of shares of Series A Preferred Stock shall be mailed, postage prepaid, to the post office address last shown on the records of the Corporation, or given by electronic communication in compliance with the provisions of the NRS, and shall be deemed sent upon such mailing or electronic transmission.

Fifth: Subject to any additional vote required by this Restated Charter, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind any or all of the Bylaws of the Corporation.

Sixth: Subject to any additional vote required by this Restated Charter, the number of directors of the Corporation shall be determined in the manner set forth in the Bylaws of the Corporation.

Seventh: Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

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Eighth: Meetings of stockholders may be held within or without the State of Nevada, as the Bylaws of the Corporation may provide. The books of the Corporation may be kept outside the State of Nevada at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

Ninth: To the fullest extent permitted by law, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the NRS or any other law of the State of Nevada is amended after approval by the stockholders of this Article Ninth to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS as so amended.

Any repeal or modification of the foregoing provisions of this Article Ninth by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director occurring prior to, such repeal or modification.

Tenth: To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) directors, officers and agents of the Corporation (and any other persons to which NRS permits the Corporation to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 78.7502 of the NRS (or any other applicable provision thereof).

Any amendment, repeal or modification of the foregoing provisions of this Article Tenth shall not (a) adversely affect any right or protection of any director, officer or other agent of the Corporation existing at the time of such amendment, repeal or modification or (b) increase the liability of any director of the Corporation with respect to any acts or omissions of such director, officer or agent occurring prior to, such amendment, repeal or modification.

Eleventh: The Corporation renounces, to the fullest extent permitted by law, any interest or expectancy of the Corporation in, or in being offered an opportunity to participate in, any Excluded Opportunity. An “Excluded Opportunity” is any matter, transaction or interest that is presented to, or acquired, created or developed by, or which otherwise comes into the possession of (i) any director of the Corporation who is not an employee of the Corporation or any of its subsidiaries, or (ii) any holder of Series A Preferred Stock or any partner, member, director, stockholder, employee, affiliate or agent of any such holder, other than someone who is an employee of the Corporation or any of its subsidiaries (collectively, the persons referred to in clauses (i) and (ii) are “Covered Persons”), unless such matter, transaction or interest is presented to, or acquired, created or developed by, or otherwise comes into the possession of, a Covered Person expressly and solely in such Covered Person’s capacity as a director of the Corporation while such Covered Person is performing services in such capacity. Any repeal or modification of this Article Eleventh will only be prospective and will not affect the rights under this Article Eleventh in effect at the time of the occurrence of any actions or omissions to act giving rise to liability. Notwithstanding anything to the contrary contained elsewhere in this Restated Charter, the affirmative vote of the holders of at least a majority of the shares of Series A Preferred Stock the outstanding, will be required to amend or repeal, or to adopt any provisions inconsistent with this Article Eleventh.

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Twelfth: Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (c) any action asserting a claim arising pursuant to any provision of the NRS or these Articles of Incorporation or Bylaws (as either may be amended from time to time), or (d) any action asserting a claim governed by the internal affairs doctrine shall be in the state courts of the State of Florida in Hillsborough County, Florida, the federal courts of the Middle District of Florida, Tampa Division, the state courts of the State of Nevada in Clark County, Nevada, or the United States District Court for the District of Nevada in Clark County, Nevada. If any action the subject matter of which is within the scope of the preceding sentence is filed in a court other than a court located within the State of Florida in Hillsborough County, Florida, the federal courts of the Middle District of Florida, Tampa Division, the state courts of the State of Nevada in Clark County, Nevada, or the United States District Court for the District of Nevada in Clark County, Nevada (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the state courts of the State of Florida in Hillsborough County, Florida, the federal courts of the Middle District of Florida, Tampa Division, the state courts of the State of Nevada in Clark County, Nevada, or United States District Court for the District of Nevada in Clark County, Nevada, in connection with any action brought in any such court to enforce the preceding sentence and (ii) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder. If any provision or provisions of this Article Twelfth shall be held to be invalid, illegal, or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality, and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article Twelfth (including, without limitation, each portion of any sentence of this Article Twelfth containing any such provision held to be invalid, illegal, or unenforceable that is not itself held to be invalid, illegal, or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

Thirteenth: For purposes of Section 500 of the California Corporations Code (to the extent applicable), in connection with any repurchase of shares of Common Stock permitted under this Restated Charter from employees, officers, directors or consultants of the Corporation in connection with a termination of employment or services pursuant to agreements or arrangements approved by the Board of Directors (in addition to any other consent required under this Restated Charter), such repurchase may be made without regard to any “preferential dividends arrears amount” or “preferential rights amount” (as those terms are defined in Section 500 of the California Corporations Code). Accordingly, for purposes of making any calculation under California Corporations Code Section 500 in connection with such repurchase, the amount of any “preferential dividends arrears amount” or “preferential rights amount” (as those terms are defined therein) shall be deemed to be zero (0).

*      *      *

5. That the foregoing amendment and restatement was approved by the holders of the requisite number of shares of this corporation in accordance with Section 78.390 of the NRS.

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IN WITNESS WHEREOF, these Second Amended and Restated Articles of Incorporation has been executed by a duly authorized officer of this corporation on this ____ day of _______________________, 2020.

H-CYTE, INC.

By:
Name:	William E. Horne
Title:	Chief Executive Officer

Signature Page to Second Amended and Restated Articles of Incorporation of H-Cyte, Inc.